Exhibit 4.1

Number CS-***	*** Shares
Common Stock

GRIFFIN INDUSTRIAL REALTY, INC.

A Delaware Corporation

THIS CERTIFIES THAT SPECIMEN                  is the record holder of                      shares of Common Stock of Griffin Industrial Realty, Inc. (the “Corporation”) transferable only on the share register of the Corporation by the holder, in person or by such holder’s duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

This Certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this Certificate, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this        day of                 , 20    .

, Secretary	, President and Chief Executive Officer

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO                                                                                          SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                     ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

(Signature)

NOTICE:  THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.